# NOVATION AND NOTE ACQUISITION AGREEMENT

This Novation and Note Acquisition Agreement (the "**Novation Agreement**") is dated effective as of February 5, 2010, by and among Glen Rose Petroleum Corporation, a Delaware corporation, (**"Glen Rose" or "Company"**) and Art Carranza (the **"Option Holder"**).

WHEREAS, Glen Rose is the successor in interest pursuant to merger of United Heritage Corporation, a Utah corporation.

WHEREAS, United Heritage Corporation entered into option agreements dated May 30, 2003 and May 24, 2005 under United Heritage Corporation's 2000 Stock Option Plan to purchase 8,333 total shares of $.001 par value stock of United Heritage Corporation at a price of $1.50 per share as adjusted for reverse stock splits.

WHEREAS, said option agreements were modified via amendment on or about February 16, 2006, to grant Option Holder a put option to require United Heritage Corporation to purchase said options for a price of $4.00 per share less the purchase price, as adjusted by reverse stock splits, of $1.50 per share by making demand between April 1, 2008 and April 10, 2008 ("Put Option")

WHEREAS, Option Holder has timely exercised his Put Option rights.

WHEREAS, Glen Rose and Option Holder intend to enter this Agreement in consideration of Option Holder's waiver of his Put Option and other rights under said option agreements and their amendments.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties for themselves, their successors and assigns, agree as follows:

## ARTICLE I

## CANCELLATION OF OPTION HOLDER'S RIGHTS UNDER OPTION AGREEMENTS AND THEIR AMENDMENTS

Any and all of Option Holder's rights and privileges under the Stock Option Agreements of May 30, 2003, and May 24, 2005 and any and all amendments to those agreements, including the put option rights, are hereby cancelled and have no further effect.

## ARTICLE II

## ISSUANCE OF NOTE

Section 2.01 The Note. In exchange for the release and extinguishment of any liabilities relating to Option Holder's rights and privileges under the Stock Option Agreements of May 30, 2003, and May 24, 2005 and any and all amendments to those agreements as stated in

Article 1 of this Agreement, the Company has authorized the issuance to the Option Holder of $23,313.47 Principal 4% Per Year Unsecured Note of the Company payable on September 30, 2011 unless extended through September 30, 2012 at the Company's option at 6% per year (the "Note"). The Note issued to the Option Holder pursuant to this Agreement may be referred to in this Agreement as the "Note."

Said Note shall be in the form attached as Exhibit A to this Agreement.

## ARTICLE III
## CONDITIONS TO OPTION HOLDER'S OBLIGATIONS

The obligations of Option Holder to receive the Note at the Closing are subject to the fulfillment, at or prior to such Closing, of each of the following conditions, unless otherwise waived:

Section 3.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article V hereof shall be true and correct on the date of the Closing.

Section 3.02 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

Section 3.03 Certificate of Incorporation. The Company shall have filed the Certificate of Incorporation with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

Section 3.04 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of the Note pursuant to this Agreement shall be obtained and effective as of such Closing and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

## ARTICLE IV
## CONDITIONS TO COMPANY'S OBLIGATIONS

The obligations of Option Holder to acquire Note at the Closing are subject to the fulfillment, at or prior to such Closing, of each of the following conditions, unless otherwise waived:

Section 4.01 Representations and Warranties. Each of the representations and warranties of the Option Holder set forth in Article VI hereof shall be true and correct on the date of the Closing.

Section 4.02 Performance. The Option Holder shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing, including executing a release of claim in the form of Exhibit B to this Agreement.

Section 4.03 Certificate of Incorporation. If Option Holder is a corporation or other business entity, the Option Holder shall have filed the Certificate of Formation, Certificate of Incorporation, Articles of Incorporation, Articles of Organization, or similar formational documents with the Secretary of State of the state of organization or is a duly-formed trust under the laws of the state of origination on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

Section 4.04 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful release of claim of the Note pursuant to this Agreement shall be obtained and effective as of such Closing.

## ARTICLE V
## REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Option Holder as follows, each of which representation and warranty is true and correct as of the date hereof and will be true and correct as of the Closing:

Section 5.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted, to execute, deliver and perform this Agreement and to issue, deliver the Note of the Company (the "Note").

Section 5.02 Authorization of Agreements, Etc. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance and delivery of the Note have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended, or the Bylaws of the Company, as amended, or will not result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company's knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a material adverse effect on the business or assets of the Company.

Section 5.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Note, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable state and federal securities laws and liens or encumbrances created by or imposed by Option Holder. The Note will be issued in compliance with all applicable federal and state securities laws.

Section 5.04 Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance and delivery of the Note and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

Section 5.05 Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Option Holder by or on behalf of the Company in connection with the transactions contemplated hereby (which has not subsequently been supplemented) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

## ARTICLE VI
## REPRESENTATIONS AND WARRANTIES OF OPTION HOLDER

Option Holder represents and warrants to the Company that: (a) Option Holder has full power and authority to enter into and perform this Agreement in accordance with its terms; (b) Option Holder has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company's business, management and financial affairs with the Company's management as it deemed necessary; (c) the Note is being acquired by Option Holder is being or will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; (d) it understands that (1) the Note has not been and will not be registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder, (2) the Note must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act, (3) the Note will bear legends to such effect and (iv) the Company will make a notation on its transfer books to such effect.

## ARTICLE VII
## LIMITATIONS ON TRANSFERABILITY

Option Holder hereby covenants and promises that it will not transfer the Note to a third party without the written consent of the Company up to and through the time said Note is included in a securities registration statement that has been declared effective under the Securities Act of 1933, provided, however, that there shall be no requirement of the Company's written consent if the transferee of the Note is another holder of a similar note issued to Company option holders under the Company's Stock Option Agreements of May 30, 2003, and May 24, 2005 and any and all amendments to those agreements. Transfers of the Note in violation of written consent provisions of this Article VII are void.

## ARTICLE VIII
## PUBLICITY

Section 8.01 Publicity. Option Holder acknowledges that upon the execution of this Agreement, the Company may be required to file a Form 8-K with the Securities and Exchange Commission under Items 1.01 of Form 8-K relating to the entry into a material definitive agreement or Item 8.01 for other information the Company deems important to investors and that said Form 8-K may contain a copy of this Agreement as an exhibit. Option Holder further acknowledges that the Company may issue a press release relating to this Agreement. The Company's decision to file a Form 8-K and attach a copy of this Agreement, or to issue a press release about this agreement, shall be within the Company's sole discretion.

## ARTICLE IX
## MISCELLANEOUS

Section 9.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 9.02 No Brokers. No non-party to this Agreement has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the transactions contemplated by this Agreement, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party, except as stated herein.

Section 9.03 Amendments, Waivers and Consents. Notwithstanding any other provisions of this Agreement to the contrary, changes in or additions to this Agreement may be made, and compliance with any provision herein may be omitted or waived, if the Company obtains written consent from Option Holder.

Section 9.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, sent via facsimile or hand-delivered:

If to Option Holder:

Art Carranza
5261 N. Highway 171
Cleburne
TX 76033

If to the Company:

Glen Rose Petroleum Corporation
22762 Westheimer Parkway, Suite 515
Katy, Houston, TX 77450
Attention: Andrew Taylor-Kimmins

or at such other address as shall be designated by Option Holder or the Company in a written notice to the other parties complying as to delivery with the terms of this Section 6.03.

All such notices, requests, demands and other communications shall be effective: (i) when mailed (registered mail, return receipt requested, postage prepaid), when deposited in the mail, (ii) when sent via facsimile, when acknowledgment of complete transmission is received, and (iii) when hand-delivered, on such date of hand-delivery, unless otherwise provided herein.

Section 9.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and Option Holder and their respective heirs, successors and assigns.

Section 9.06 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith shall survive the execution and delivery hereof or thereof.

Section 9.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes any other prior understandings or agreements among them concerning the subject matter hereof.

Section 9.08 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 9.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Delaware.

Section 9.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 9.11 Other Interpretive Matters. Unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any gender includes each other gender, the masculine, the feminine and neuter; (c) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof (and without giving effect to any amendment or modification that would not be permitted in accordance with the terms hereof);

(d) reference to any applicable law means such applicable law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any particular provision of any applicable law shall be interpreted to include any revision of or successor to that provision regardless of how numbered or classified; (e) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision hereof; and (f) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; (g) "or," "either" and "any" are not exclusive.

Section 9.12 Construction. The parties hereto have participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 9.13 Arbitration.

(a) Upon the request of any Party, any dispute, controversy or claim arising out of or in connection with, or relating to, employee stock options held by Option Holder, this Agreement or any breach or alleged breach hereof shall be submitted to, and settled by, binding arbitration in New York County, New York administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of AAA.

(b) The disputing Parties may also agree to arbitration at any time or at any other place or under any other form of arbitration mutually acceptable to the Parties so involved. The AAA arbitration award shall be final and binding, and a court having jurisdiction may enter judgment upon the award rendered by the arbitrator(s).

(c) The Parties hereby irrevocably consent and submit to the jurisdiction of any federal or state court in the New York County, New York, for this purpose and waive any objections to such judgment based on venue and/or forum non conveniens. Any provisional remedy which would be available from a court of law shall be available from the arbitrator(s) to the Parties to this Agreement pending arbitration. Three neutral arbitrators chosen by AAA shall conduct the arbitration.

(d) The Parties agree to request that AAA provide arbitrator(s) with experience with oil and gas exploration and production business such as Glen Rose Petroleum Corporation

(e) The Parties shall equally bear the arbitration expenses, provided that each Party shall pay for and bear the cost of its own experts, evidence, and counsel's fees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

**Option Holder:**

________________________________
Art Carranza

**Note Issuer:**

Glen Rose Petroleum Corporation
a Delaware corporation

By: ________________________________
Name: Andrew Taylor-Kimmins
Title: President

**EXHIBIT A**

**FORM OF NOTE**

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: February 5, 2010

$23,313.47

# 4% PER YEAR UNSECURED NOTE DUE SEPTEMBER 30, 2011 (THEREAFTER EXTENDABLE AT ISSUER'S OPTION TO SEPTEMBER 30, 2012 AT 6% PER YEAR)

THIS UNSECURED NOTE is a duly authorized and validly issued 4% per Year Unsecured Note of Glen Rose Petroleum Corporation, a Delaware corporation, (the "Company"), having its principal place of business at 22762 Westheimer Parkway, Suite 515, Katy, Houston, TX 77450 designated as its 4% per Year Unsecured Note due September 30, 2011, unless extended at Company's option at a 6% per Year through September 30, 2012 (the "Note") shall total the principal sum of $23,313.47 pursuant to a signed Novation and Note Acquisition Agreement between the Company and the Holder dated February 5, 2010.

FOR VALUE RECEIVED, the Company promises to pay to Art Carranza or its registered assigns (the "Holder"), or shall have paid pursuant to the terms hereunder, the principal sum of a minimum of twenty three thousand three hundred and thirteen Dollars and 47 cents

($23,313.47) on September 30, 2011, or if extended at the option of the Company, on September 30, 2012 (the "Maturity Date") or such earlier date as this Note is required to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement and (b) the following terms shall have the following meanings:

"Bankruptcy Event" means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Business Day" means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Note Register" shall have the meaning set forth in Section 2(b).

"Event of Default" shall have the meaning set forth in Section 5(a).

"Interest Payment Date" shall have the meaning set forth in Section 2(a).

"Original Issue Date" means the date of the first issuance of the Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

"Agreement" means the Novation and Note Acquisition Agreement, dated as of February 5, 2010 among the Company and Art Carranza, as amended, modified or supplemented from time to time in accordance with its terms.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Subsidiary" shall have the meaning set forth in the Agreement.

"Trading Day" means a day on which the New York Stock Exchange is open for business.

"Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

"Transaction Documents" shall have the meaning set forth in the Agreement.

Section 2. Interest.

a) Payment of Interest. The Company shall pay interest to the Holder on the aggregate then outstanding principal amount of this Note at the rate of 4% per year, payable on September 30, 2011 and 6% per year on the aggregate then outstanding principal amount for the period of October 1, 2011 through September 30, 2012 until paid at the Maturity Date (each such date, an "Interest Payment Date") (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash.

b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the "Note Register").

c) Prepayment. The Company may prepay any portion of the principal amount of this Note without the prior written consent of the Holder.

Section 3. Registration of Transfers and Exchanges.

a) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Agreement

and may be transferred or exchanged only in compliance with the Agreement and applicable federal and state securities laws and regulations.

b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Events of Default.

a) "Event of Default" means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five Trading Days after notice of failure is sent by the Holder;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Note or any of the Transaction Documents which failure is not cured, if possible to cure, within the earlier to occur of (A) five Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

iii. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made; and

iv. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 15% per annum or the maximum rate permitted under applicable law. Upon the payment in full, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 5(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 6. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 6(a). Copies of all notices to the Company shall be simultaneously sent to Andrew Taylor-Kimmins, Glen Rose Petroleum Corporation, 22762 Westheimer Parkway, Suite 515, Katy, Houston, TX 77450. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced as stated in the Agreement.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or

advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such law as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption. Any successor to the Company or any surviving entity in a Merger or acquisition shall (i) assume, prior to such Merger or acquisition, all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Note and having similar ranking to this Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 6(i) shall apply similarly and equally to successive Merger or acquisitions and shall be applied without regard to any limitations of this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

**GLEN ROSE PETROLEUM CORPORATION**

By:______________________________

Name: Andrew Taylor-Kimmins
Title: President

**EXHIBIT B**

**RELEASE OF CLAIM**

**Recitals**

Art Carranza and United Heritage Corporation, the corporate predecessor of Glen Rose Petroleum Corporation, entered into option agreements dated May 30, 2003 and May 24, 2005 under United Heritage Corporation's 2000 Stock Option Plan to purchase 8,333 total shares of $.001 par value stock of United Heritage Corporation at a price of $1.50 per share as adjusted for reverse stock splits.

Said option agreements were modified via amendment on or about February 16, 2006, to grant Option Holder a put option to require United Heritage Corporation to purchase said options for a price of $4.00 per share less the purchase price, as adjusted by reverse stock splits, of $1.50 per share by making demand between April 1, 2008 and April 10, 2008 ("Put Option")

Art Carranza timely exercised his Put Option rights.

Art Carranza and Glen Rose Petroleum Corporation have entered a Novation and Note Acquisition Agreement dated as of February 5, 2010 that cancels said Put Option rights and provided for the delivery of Glen Rose Petroleum Corporation note to Art Carranza and requires the waiver and release of claims under the above-referenced stock option agreements and amendments.

**Warranties**

The execution of or performance under this Release of Claim will not (a) violate or conflict with the certificate of incorporation or bylaws or the comparable organizational documents of any party, law, or order of a court or administrative agency, (b) violate, conflict with or result in a breach or termination of, or otherwise give any person additional rights or compensation under, or the right to terminate or accelerate, or constitute (with notice or lapse of time, or both) a default under the terms of any contract to which any Party to this Release of Claim may be a Party .

Each Party to this Release of Claim is a competent natural person, a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation, or a trust or other non-corporate entity duly organized and validly existing under the laws of the jurisdiction of its organization.

No Consents are required to be made or obtained by the Parties to this Release of Claim to conclude the transactions contemplated by the Release of Claim.

No non-party to this Release of Claim has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the

transactions contemplated by this Release of Claim, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party.

**Statements of Release**

For the purposes of this Release of Claim, "Affiliate" means in respect of a person:

1) in the case of any individual, any relative of such person; or

2) any corporation, partnership, limited liability company, trust, estate or other entity controlling, controlled by, or under common control with such person.

ART CARRANZA and his affiliates, for themselves and their respective successors and assigns, and anyone who may claim by or through it, do hereby RELEASE and FOREVER DISCHARGE UNITED HERITAGE CORPORATION and GLEN ROSE PETROLEUM CORPORATION and their past, present, and future partners, officers, directors, members, shareholders, employees, attorneys, and representatives, predecessors, successors, and assigns, from any and all liabilities, claims, causes of action, and obligations, whether at law or in equity, known or unknown, whether in tort or contract or any other theory of recovery, including all claims under the federal and state laws for commissions, fees, or any other payments, arising from the beginning of time through the effective date of this Release of Claim, that relate in any way to the stock option agreements agreement dated May 30, 2003 and May 24, 2005 between Art Carranza and United Heritage Corporation and any amendments thereto, including the amendment dated on or about February 16, 2006 between Art Carranza and United Heritage Corporation or Glen Rose Petroleum Corporation.

**Miscellaneous Provisions**

This Release of Claim shall be governed by the laws of the State of Texas without reference to conflict of law provisions.

Date: February 5, 2010

Signed:____________________________________
Art Carranza.

Signed:____________________________________
Glen Rose Petroleum Corporation
By Andrew Taylor-Kimmins, President